EXHIBIT 99.1

               Computational Materials filed on March 31, 2005.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                              February 3, 2005

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               Preliminary Structural and Collateral Term Sheet
------------------------------------------------------------------------------
              $238,750,000 (approximate) of Senior Certificates
                Residential Asset Securitization Trust, 2005-A3
                         IndyMac MBS, Inc., Depositor
              Mortgage Pass-Through Certificates, Series 2005-A3

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                          Features of the Transaction
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o    Offering consists of approximately $238.8 million senior certificates, with a Certificate Interest Rate of 5.50% expected to be rated AAA by 2 of the 3: S&P, Moody's, and Fitch.

o The expected amount of credit support for the senior certificates is 4.50% +/- 0.75% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o The collateral consists of Alt-A, one to four family, first lien, fixed-rate residential mortgages primarily of 30 years to original maturity originated or acquired by IndyMac Bank, F.S.B.

o The amount of senior certificates is approximate and may vary by up to 5%.


                Preliminary Mortgage Pool Data (approximate)(1)

Total Outstanding Principal Balance (approx.):                  $250,000,000

Number of Mortgage Loans (approx):                                     1,428
Average Principal Balance of the Mortgage Loans
(approx):                                                           $175,000

Gross Weighted Average Annual Interest Rate:                 6.10% +/- 10bps

Estimated Servicing Fee:                                              25 bps

Weighted Average Maturity (months):                               357 (+/-2)

Weighted Average Seasoning (months):                                       3

Weighted Average Original Loan-To-Value Ratio:                           75%

FICO:                                                            710 (+/-15)

Owner Occupied (minimum):                                                75%

Cash-out Refinance (maximum):                                            50%

Full and Alternative Doc (minimum):                                      20%

California Distribution (maximum):                                       40%

Single-Family and PUD:                                                   75%

Interest Only (maximum)                                                  15%

(1) The Mortgage Pool characteristics are based on an indicative pool. Final pool characteristics as of the Cut-off Date will be within the tolerances indicated.


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                                   Key Terms
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Issuer:                   Residential Asset Securitization Trust, 2005-A3

Underwriter:              Goldman, Sachs & Co.

Servicer:                 IndyMac Bank F.S.B

Trustee:                  Deutsche Bank National Trust Company

Type of                   Public
Issuance:

Servicer                  Yes, subject to recoverability
Advancing:

Compensating              Yes, monthly to the extent of 1/12th of 12.5 bps
Interest:                 per annum in compensating interest for full or
                          partial prepayments

Legal                     The senior certificates are expected to be
Investment:               SMMEA eligible at settlement

Interest Accrual:         Prior calendar month

Clean Up Call:            10% of the Cut-off Date principal balance of the
                          Mortgage Loans

ERISA Eligible:           Underwriter's exemption may apply to senior
                          certificates, however prospective purchasers should consult their own counsel

Tax Treatment:            REMIC; senior certificates are regular interests

Structure:                Senior/Subordinate; shifting interest with a five
                          year prepayment lockout to subordinate
                          certificates

Expected                  4.50% +/- 0.75%
Subordination:

Rating Agencies:          2 of the 3: S&P, Moody's, and Fitch.

Minimum                   Senior certificates - $25,000
Denomination:

Delivery:                 Senior certificates - DTC


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                                  Time Table
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Expected Settlement:                                            March 30, 2005

Cut-off Date:                                                    March 1, 2005
First Distribution Date:                                        April 25, 2005
Distribution Date:                                   25th or next business day





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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

RAST 05-A3 NEW ISSUE

     o    250mm IndyMac Alt-A deal, 239mm seniors

     o    100% Conforming Balance, avg loan size 175K

     o Max of 80% limited doc, 710 avg FICO, max of 25% not single family/PUD, max of 25% non owner occupied, max 75% LTV, max 40% California

     o Deal is up on Bloomberg RAST 05-A3 (SSAP RAST05A3) and Intex preprice, gsrast05a3 (password - 24ya)

     o    Offering 5.5% 2.99yr sequential, 5.5% 12.6yr sequential and 5.5% NAS

     o Bloomberg/Intex has 2.99yr sequentials with multiple coupons (numbered A1-A7: below we offer the full coupon sequential but can offer stripped down versions)


Bond               Size   Cpn   Description                MAR 30 Offer (2/22 close)
-------------------------------------------------------------------------------------
RAST 05-A3 A7      194+mm 5.50% 2.99y Seq(6.13y@50PPC)     125/c/100PPC~S+86~ 101-151
RAST 05-A3 A10      19+mm 5.50% 12.65y Seq                 132/c/100PPC ~ 98-22+
RAST 05-A3 NAS      20+mm 5.50% 10.83y NAS                 113/10/100PPC ~ 100-251


100PPC = 6cpr stepping 1.09% per month, ending at 18cpr in month 12 10% clean-up call

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